Global Axcess Corp Refinances and Re-Amortizes Credit Facility

  –  Adjustments to Existing $2.5 Million Facility to Result in Principal Payment Reductions of $833,000 for 2012  –

  –  Company Secures Additional $3 Million Credit Facility
with Senior Lender for M&A Activity  –

JACKSONVILLE, Fla., January 05, 2012 /PRNewswire-FirstCall/ -- Global Axcess Corp (OTC Bulletin Board: GAXC - News; the "Company"), an independent provider of self-service kiosk solutions, today announced that it has refinanced its $2.5 million credit facility with Fifth Third Bank, and secured a new, $3 million credit facility for potential M&A activity.

In June 2010, the Company entered into a $5 million term note with Fifth Third Bank.  This term note carries a three-year term, amortized over three years.  As part of the refinancing, the company re-amortized the principal balance of the $2.5 million debt balance as of December 31, 2011 from 18 remaining months to 36 months. As a result of the refinancing and re-amortization, Global Axcess expects to save approximately $833,000 in principal payments in 2012.

Additionally, the Company entered into a new $3 million credit facility with Fifth Third Bank.  This new credit facility will be used to fund future merger and acquisition activities of the Company.

Michael J. Loiacono, Chief Financial Officer of Global Axcess, commented, “We appreciate Fifth Third Bank’s confidence in the prospects of Global Axcess as they work with us to fund our future merger and acquisition activity. In addition, their willingness to re-amortize our debt will significantly help our cash flow during 2012. This new line of credit will enable us to pursue accretive acquisitions to accelerate growth in our core ATM business, ultimately creating increased value for our shareholders.”

About Global Axcess Corp

Headquartered in Jacksonville, Florida, Global Axcess Corp was founded in 2001 with a mission to emerge as the leading independent provider of self-service kiosk services in the United States. The Company provides turnkey ATM and other self-service kiosk management solutions that include cash and inventory management, project and account management services. Global Axcess Corp currently owns, manages or operates approximately 5,300 ATMs and DVD kiosks in its national network spanning 43 states. For more information on the Company, please visit http://www.globalaxcess.biz.  For more information on Nationwide Money Services, please visit http://www.nationwidemoney.com.

Investor Relations Contacts:
    Michael J. Loiacono
    IR@GAXC.biz

    Hayden IR:
    Brett Maas or Jeff Stanlis: (646) 536-7331
    Brett@haydenir.com / Jeff@haydenir.com

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256
www.globalaxcess.biz

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as: "believes," "expects," "may," "will," "should," or "anticipates," or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.  Forward-looking statements give the Company's current expectations or forecasts of future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. The forward-looking statements contained in this release include, among other things, statements concerning projections, predictions, expectations, estimates or forecasts as to the Company's business, financial and operational results and future economic performance, and statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Other factors that could cause the Company's actual performance or results to differ from its projected results are described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You should not read forward-looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

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7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256
www.globalaxcess.biz